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                                                                    EXHIBIT 99.1


OFFICER'S CERTIFICATION OF FINANCIAL STATEMENTS

The undersigned, Carl W. Balezentis, Phd., Chief Executive Officer, and Jon H. Luksich, Chief Financial Officer, of Lark Technologies, Inc., hereby certify that the Form 10-QSB for the quarter ending June 30, 2002 containing the financial statements fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that information contained in the 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Lark Technologies, Inc.



Date August 8, 2002                             /s/ Carl W. Balezentis
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                                                  Carl W. Balezentis
                                        President and Chief Executive Officer

Date August 8, 2002                                /s/ Jon H. Luksich
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                                                    Jon H. Luksich
                                        Controller and Chief Financial Officer